                             PART III

ITEM 1.  INDEX TO EXHIBITS

EXHIBIT NO.              DESCRIPTION                        PAGE
-----------              -----------                        ----
I              Articles of Incorporation, as amended        23

II             Article of Amendment of the Certificate      29
                of Incorporation (11/01/64)

III            Articles of Amendment to the                 32
                Articles of Incorporation (10/29/96)

IV             Bylaws, as amended                           35

V              Agreement, dated March 20, 1997,             39
               between Rocky Mountain Power Co.
               and Prime Rate Investment Management
               Enterprises, Inc.

VI             Consent of Accountant (RMPC)                 40

VII            Consent of Accountant (PRIME)                41

VIII           Bank Loan Agreement                          42

                           EXHIBIT I

                   ARTICLES OF INCORPORATION

                               OF

                     ROCKY MOUNTAIN POWER CO.

               KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned, PATRICIA BECK, TREVA BOULWARE, and DOROTHY BLOEDEL, hereby associate ourselves together for the purpose of becoming a body politic and corporate under and by virtue of the laws of the State of Colorado, and do hereby make, sign, execute, and acknowledge this certificate in writing of our intention so to become a body corporate, and do hereby certify:

                        ARTICLE I

       The name of this corporation shall be:

                ROCKY MOUNTAIN POWER CO.

                       ARTICLE II

       The objects, powers, and purposes of the corporation shall be:

        1. To carry on the general business of the generation, transmission, distribution, and sale of electric current to towns, cities, other power companies, and the general public for heating, lighting, power, and other purposes.

       2. To take, acquire, appropriate, purchase, sell, store, supply, furnish, and otherwise deal in water for irrigation, manufacturing, industrial, mining, domestic, and other purposes.

       3. To acquire, build, construct, own, maintain, and operate all necessary and convenient lands, buildings, structures, dams, machinery, poles, wires, and other devices and property incident to the foregoing objects and to obtain such licenses, permits, and franchises from federal and state authorities and others as may be incident thereto.

       4. To borrow money or incur debts for any purpose of the corporation and secure the same by mortgage, pledge, or otherwise, and issue therefor promissory notes, debentures, or other obligations, to loan money upon property, both real and personal, and to take notes and encumbrances secured by real and personal property.

       5. To purchase, hold, sell, assign, transfer, mortgage, pledge, or otherwise dispose of, or deal in, any bonds, stock, loans or other securities or evidences of indebtedness created or issued by any other corporation or corporations, association, or partnership of the State of Colorado, or of any other state, territory or country, and while owner thereof, to exercise all the rights, powers and privileges of ownership.

       6. To purchase, acquire, hold, own, mortgage, pledge, lease, sell, assign, transfer, invest, trade and deal in, goods, wares, merchandise and all other kinds of personal property.

       7. To carry out all or any part of the foregoing objects as principal, factor, agent, contractor or otherwise, either alone or in conjunction with any person, firm, partnership, association, or any other corporation, and in carrying on its business and for the purpose of attaining or furthering any of its objects, to make and perform such contracts of any kind and description, to do such acts and things, and to exercise any and all such powers as a natural person could lawfully make, perform, do or exercise.

       8. To conduct business and carry out all or any part of the foregoing objects and powers in any of the state, territories, colonies, or dependencies of the United States, in the District of Columbia, and in any and all foreign countries.

       9. To exercise any and all powers conferred by law upon corporations organized under the laws of Colorado.

           The foregoing enumeration of the objects, powers and purposes of the corporation is not intended as a limitation upon its powers and objects of our corporation and shall not be construed or held to prohibit or limit the exercise of any other and further rights and powers which may now or hereafter be allowed or permitted by law to a corporation.

                      ARTICLE III

           This corporation shall have perpetual existence.

                      ARTICLE IV
         The total number of shares of all classes of stock which this corporation shall have authority to issue is 600,000 shares including 200,000 shares of common stock without par value and 400,000 shares of cumulative preferred stock with a par value of $1 per share. The designation, powers, preferences, and rights, and the qualifications, limitations, or restrictions thereof, in respect to the classes of stock of the corporation are as follows:

          Section 1. The holders of the cumulative preferred stock shall be entitled to receive out of surplus of net profits of the corporation, but only when declared by the Board of Directors, dividends at the rate of, but not exceeding, six cents ($.06) per share per annum, payable quarterly on the first days of January, April, July, and October in each year.
          Section 2. Upon dissolution or liquidation of the corporation the holder of each share of preferred stock shall be entitled to receive and shall be paid an amount not to exceed $1.00 per share plus an amount equal to all dividends accrued and unpaid on each share before any sum shall be paid to or distributed among the holders of the common stock. After the payment to the holders of the preferred stock of the full preferential amounts payable to them as aforesaid, any and all assets of the corporation then remaining shall be available for distribution pro rata among the holders of the common stock, according to the number of shares held by each of them respectively.
         Section 3. All or any part of the shares of preferred stock shall be subject to redemption at the option of the Board of Directors of the corporation on any dividend payment date, upon thirty days' notice by mail to the holders of shares intended to be redeemed, at their respective addresses appearing on the stock books of the corporation, at

     $1.00 per share. If it is intended at any time to redeem fewer than all of the shares of preferred stock then outstanding, shares shall be selected for redemption by lot in such manner as shall from time to time be determined by the Board of Directors. At any time after the notice of intention to redeem has been mailed as herein provided, the corporation may deposit the aggregate redemption price with a bank or trust company in the City and County of Denver, State of Colorado, named in said notice, payable in the amounts aforesaid to the respective record holders of the shares to be redeemed on endorsement and surrender of their certificates; and upon the making of the deposit, said holders shall cease to be stockholders with respect to said shares, and from and after the making of the deposit, said holders shall have no interest in or claim against the corporation with respect to said shares, but shall be entitled only to receive said monies from said bank or trust company without interest. Any monies unclaimed at the end of six years from the date of said deposit shall be repaid to the corporation. Shares of preferred stock from time to time redeemed shall be forthwith cancelled and shall not be reissued.
          Section 4. The common stock shall have the sole and exclusive right to vote on all questions, including the election of directors, and the holders thereof shall be entitled to one vote for each share of stock held.
          Section 5. As long as any share of preferred stock remains outstanding, the following conditions shall control:
            A. Article IV of the Articles of Incorporation shall not be amended, changed, or altered in any respect without the consent in writing of the preferred stockholders representing a majority of the then issued and outstanding preferred stock.
            B. No dividend other than stock dividends shall be declared or paid on the common stock except when the Board of Directors shall have declared and paid, or set apart for payment; dividends at the rate aforesaid on the preferred stock for all prior periods for which such dividends shall have been cumulative and shall have appropriated and set apart a sum sufficient for the payment of dividends on the preferred stock for the then current dividend period.
         C. A determination as to whether the requisite criteria are met for the declaration and payment of dividends on common stock, pursuant to this Article shall be made by the Board of Directors, which determination or determinations, in the absence of fraud, shall be conclusive.
          Section 6. No holder of common or preferred stock shall have any preemptive right to subscribe to any issue of stock of this corporation, to any securities convertible into stock, whether now or hereafter authorized, except as follows:
           After 140,000 shares of common stock have been issued, the holders of common stock shall have the preemptive right to subscribe for and purchase their proportionate part of additional shares of common stock, or securities convertible into common stock, upon their original issue by the corporation.

                           ARTICLE V

         The corporate powers of this company shall be exercised by a Board of Directors which shall consist of five members, and PATRICIA BECK, TREVA BOULWARE, DOROTHY BLOEDEL, HAROLD G. ELLINGSON, and JOHN B. MITCHELL are hereby designated as directors who shall manage the affairs of said corporation for the first year of its existence and until their successors are elected and qualified.

                          ARTICLE VI
         The principal office and place of business of this corporation shall be at Denver, Colorado, and the original stock ledger and books of accounts shall be kept in such principal office.

                         ARTICLE VII
          Meetings of the Board of Directors and of stockholders may be held beyond the limits of the State of Colorado.

                         ARTICLE VIII

         Cumulative voting shall not be allowed in the election of directors.

                         ARTICLE IX
           The Board of Directors shall have power to make such Bylaws as it may deem proper for the management of the affairs of the company and for the purpose of carrying on all kinds of business within the objects and purposes of this corporation.

          IN WITNESS WHEREOF the said incorporators have hereunto set their
      hands and seals this 22 day of   September A.D. 1958.

                                      /S/ Patricia Beck
                                         --------------------
                                          Patricia Beck


                                      /S/ Treva Boulware
                                         ---------------------
                                          Treva Boulware


                                      /S/ Dorothy Bloedel
                                         ----------------------
                                          Dorothy Bloedel


       STATE OF COLORADO
       CITY AND COUNTY OF DENVER
          The foregoing instrument was acknowledged before me this 22 day of September , 1958, by PATRICIA BECK, TREVA BOULWARE, and
       DOROTHY BLOEDEL.
          Witness my hand and official seal.
          My commission expires -------------------
                                 /S/ Donald A. Begaz
                                   -----------------------
                                   Notary Public

                             EXHIBIT II

                      ARTICLE OF AMENDMENT
                            OF THE
                  CERTIFICATE OF INCORPORATION
                              OF
                    ROCKY MOUNTAIN POWER CO.

            1. The Articles of Incorporation of Rocky Mountain Power Co. have been amended as follows:

              (a)  The preamble to Article IV has been amended to read:

  "The total number of shares of all classes of stock which this corporation shall have authority to issue is 1,400,000 shares including 1,000,000 shares of common stock with a par value of $.10 a share and 400,000 shares of cumulative preferred stock with a par value of $1.00 a share. The designation, powers, preferences, and rights, and the qualifications, limitations, or restrictions thereof, in respect to the classes of stock of the corporation are as follows:"

               (b)  Article IV, Section 6, has been amended to read:

   "Section 6. No holder of common or preferred stock shall have any pre-emptive right to subscribe to any issue of stock of this corporation, or any securities convertible into stock, whether now or hereafter authorized, except as follows:

   "The holders of common stock shall have the pre-emptive right to subscribe for and purchase their proportionate part of additional shares of common stock, or securities convertible into common stock, upon their original issue by the corporation, except that such pre-emptive rights are denied with respect to 70,000 shares of the common stock of the Company and with respect to such shares of common stock as the Board of Directors in its discretion may determine from time to time to issue and sell upon a bona fide public offering, the Board of Directors to have the authority to determine what constitutes a bona fide public offering."

          2. The said amendments were adopted by the shareholders of the corporation at a special meeting of stockholders duly and lawfully noticed and convened in Denver, Colorado, at 2:00 o'clock P.M. on October 12, 1964.

          3. The number of shares of common no par value stock of the corporation outstanding on October 12, 1964 and entitled to vote at said special stockholders meeting was 189,915.

          4. At said meeting 165,090 shares of the common no par value stock were voted in favor of the adoption of the above and foregoing amendments and each of them. No shares of the common no par value stock were voted against said amendments.

          5. Article IV, Section 5, provides that "as long as any shares of preferred stock remains outstanding * * * Article IV shall not be amended, changed or altered in any respect without the consent in writing of the preferred stockholders representing a majority of the then issued and outstanding preferred stock." Stockholders holding 183,131 shares of the 6% cumulative preferred par value $1.00 stock of the corporation, constituting a majority of the 343,193 shares of issued and outstanding preferred stock, have indicated in writing their consent to the adoption of the above and foregoing amendments and each of them. None of the holders of said preferred shares withheld consent or disapproved said amendment.

          6. The manner of exchange, reclassification and cancellation of the 200,000 shares of common no par value stock of said corporation theretofore authorized is fully set forth in the following resolution:

       "RESOLVED, that the present outstanding 200,000 shares of no par common stock of Rocky Mountain Power Co. be reconstituted and reclassified into 200,000 shares of common stock with a par value of $.10 a share and said stock be considered a part of the 1,000,000 shares of common stock authorized by Article IV of the Articles of Incorporation, as amended, and that all certificates of no par common stock of the Company shall be promptly surrendered to the Company for cancellation and that new certificates representing the reconstituted and reclassified shares in like numbers shall be issued to such registered holders."

          The above resolution was adopted by an affirmative vote of 165,090 shares of said common no par value stock. No shares were voted against. The consent in writing to the adoption of the foregoing resolution has been given by the holders of 183,131 shares of the 6% cumulative, par value $1.00 stock of the corporation constituting a majority of the issued and outstanding preferred stock. There was on October 12, 1964, 343,193 shares of said preferred stock issued and outstanding.

          7. Said amendment effects a change in the amount of stated capital of Rocky Mountain Power Co. from 200,000 shares of common stock without par value to 1,000,000 shares of common stock of the par value of ten cents ($.10) per share. The preferred stock remains unchanged or unaffected in any respect. The stated capital of this corporation as changed by said amendments is $500,000.00.

          IN WITNESS WHEREOF, this certificate has been executed in duplicate this 1st day of November, 1964, by the President and Assistant Secretary of said corporation.

(Registrant)                              ROCKY MOUNTAIN POWER CO.
(Date)                                      June 2, 1997
By:(Signature)                          /S/ Charles F. Brannan
                                            -----------------------------
(Name and Title)                            Charels F. Brannan, President

       ATTEST:


          /S/  L. J. Nylander
          ---------------------
          Assistant Secretary

                         EXHIBIT III

                  Mail to: Secretary of State            For office use only
                      Corporations Section
                    1560 Broadway, Suite 200
                       Denver, CO   82020
                         (303) 894-2251
MUST BE TYPED                             Fax (303) 894-2242
FILING FEE: $25.00
MUST SUBMIT TWO COPIES

                               ARTICLES OF AMENDMENT
Please Include a typed               TO THE
self-addressed envelope      ARTICLES OF INCORPORATION

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is            Rocky Mountain Power Co.

SECOND: The following amendment to the Articles of Incorporation was adopted
on    October 29, 1996,  as prescribed by the Colorado Business Corporation
  ----------------------
Act, in the manner marked with an X below:

     No shares have been issued or Directors Elected - Action by Incorporators


     No shares have been issued by Directors Elected - Action by Directors

     Such amendment was adopted by the board of directors where shares have been issued

  X Such amendment was adopted by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval.

  See Exhibit "A" attached hereto.

THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

  Each share of issued and outstanding $0.10 par value common stock is converted into one share of $0.05 par value common stock.

If these amendments are to have a delayed effective date, please list that date:
     -------------------
     (Not to exceed (90) days from the date of filing)

                                     Rocky Mountain Power Co.
                                    -------------------------
                              By    /S/ Michael L. Schumacher
                                   --------------------------
                                   Its    President
                                        -------------
                                            Title

                           ARTICLE IV

  The total number of shares of all classes of stock which this corporation shall have authority to issue is 100,200,000 which shall include 200,000 shares of cumulative preferred stock with a par value of 25.00 per share and 100,000,000 shares of common stock, with a par value of five cents per share. Designation, preferences, limitations and relative rights of each class shall be as follows:

Section 1: The holders of the cumulative preferred stock shall be entitled to receive out of the surplus or the earnings and profits of the corporation, but only when declared by the Board of Directors, dividends at the rate of $1.50 per share per annum. Any dividends which are payable, but not paid, upon the preferred stock shall be cumulated. The holders of the common stock shall be entitled to receive out of the surplus or the earnings and profits of the corporation, such dividends as may be declared from time to time by the Board of Directors, but no dividend shall be declared or paid on the common stock unless all dividends, current and cumulated, have been paid on, or otherwise provided for, the preferred stock.

Section 2: All or part of the shares of preferred stock shall be subject to redemption at the option of the Board of Directors of the Corporation upon thirty (30) days notice by mail to the holders of shares intended to be redeemed, at their respective addresses appearing on the stock books of the corporation, at the par value of such stock, without premium, plus an amount equal to all dividends accrued and unpaid on such stock. If it is intended at any time to redeem fewer than all of the shares of preferred stock then outstanding, shares shall be selected for redemption by lot in such manner as shall be determined by the Board of Directors. At any time after the notice of intention to redeem has been mailed as herein provided, the corporation may deposit the aggregate redemption price with any bank or trust company in the City and County of Denver, State of Colorado, named in said notice, payable in the amounts aforesaid to the respective record holders of the shares to be redeemed on endorsement and surrender of their certificates. Upon the making of the deposit, said holders shall cease to be stockholders with respect to said shares and from and after the making of the deposit, said holders shall have no interest in or claim against the corporation with respect to said shares, but shall be entitled only to receive said monies from said bank or trust company without interest. Any monies unclaimed at the end of six years from the date of said deposit shall be repaid to the corporation. Shares of preferred stock from time to time redeemed shall be forthwith cancelled and shall not be reissued.

Section 3. Upon dissolution or liquidation of the corporation the holder of each share of preferred stock shall be entitled to receive and shall be paid an amount not to exceed $25.00 per share plus an amount equal to all dividends accrued and unpaid on each share before any sum shall be paid to or distributed to the holders of the common stock. After the payment to the holders of the preferred stock of the full preferential amounts payable to them as aforesaid, any and all assets of the corporation then remaining shall be distributed pro-rata among the holders of the common stock, according to the number of shares held by each of them.

Section 4. The common stock shall have sole and exclusive right to vote on all questions, including the election of directors, and the holders thereof shall be entitled to one vote for each share of stock held.

Section 5. No holder of common or of preferred stock shall have any preemptive right to subscribe to any issue of stock of this corporation, or any securities convertible into stock, whether now or hereafter authorized.

                           EXHIBIT IV

                    ROCKY MOUNTAIN POWER CO.


                             BYLAWS

                     (Revised June 6, 1961)

              ARTICLE I.  MEETINGS OF STOCKHOLDERS

  Section 1. Annual Meeting. The annual meeting of the stockholders of the company shall be held at the office of the corporation in Denver, Colorado, on the second Tuesday of September, for the election of directors and the transaction of such other business as may come before said meeting.

  Section 2. Special Meetings. Special meetings of the stockholders may be called at any time by resolution of the Board of Directors. It shall be the duty of the President to call a special meeting whenever so requested in writing by stockholders owning twenty per cent of the common stock issued and outstanding. Special meetings shall be held within or without the State of Colorado at such place as the Board of Directors shall by resolution from time to time designate.

  Section 3. Notice of Stockholders' Meetings. Written or printed notice stating the place, day and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten or more than fifty days before the date of the meeting, either personally or by mail, by or at the direction of the president, the secretary, or the officer or persons calling the meeting, to each stockholder of record entitled to vote at such meeting, except that if the authorized capital stock is to be increased at least thirty days' notice shall be given. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the stockholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

  Section 4. Quorum. Stockholders owning a majority of the common stock of the corporation, present either in person or by proxy, shall constitute a quorum.

  Section 5. Voting. At all meetings of stockholders, the right of any stockholder to vote shall be determined as prescribed by Section 4 of Article IV of the Articles of Incorporation and by the laws of the State of Colorado; provided, however, that only stockholders of record thirty days prior to the date of any meeting shall be entitled to notice of and to vote at the meeting.


                    ARTICLE II.   DIRECTORS

  Section 1. Election. The directors shall be elected at the annual meeting of stockholders by a plurality of the votes thereat. They shall hold office for a term of one year and until their successors are elected and qualified. The number of directors of the corporation shall be seven.

  Section 2. Vacancies. Vacancies in the Board of Directors shall be filled for the unexpired term by a majority vote of the remaining directors at any regular meeting of the Board or at any special meeting called for that purpose.

  Section 3. Rules and Regulations. The Board of Directors may adopt such rules and regulations for the conduct of their meetings and the management of the affairs of the company as they deem proper, not inconsistent however, with these Bylaws.

  Section 4. Meetings. Regular meetings shall be held on such day, at such hour, and at such place within or without the State of Colorado as the Board shall by resolution from time to time establish, and no notice thereof shall be required. Special meetings may be held at any time or any place within or without the State of Colorado upon call by the President or any three directors. Notice of any meeting shall be given to each member in person or by telephone at least twenty-four hours before the meeting, or it may be mailed or telegraphed to him at his residence or business address at least seventy-two hours before the meeting. The President shall preside at all meetings of the Board of Directors unless the Board, at any meeting, shall elect one of its members to preside at the meeting.

  Section 5. Powers. The Board of Directors shall exercise all the powers of this company and shall have the authority to do all lawful acts and things not required by statute to be done by the stockholders.

  Section 6. Executive Committee. An Executive Committee consisting of three or more members of the Board of Directors may be appointed from time to time by resolution passed by a majority of the whole Board. It shall have all the powers provided by statute except as specially limited by the Board of Directors. Meetings may be held at any time and at any place within or without the State of Colorado upon call by any committee member. Notice of any meeting shall be given to each member in person or by telephone at least two hours before the meeting, or it may be mailed or telegraphed to him at his residence or business address at least forty-eight hours before the meeting. A majority of the members shall constitute a quorum. The Committee shall record minutes of each meeting in a book kept for that purpose and shall report the same to the Board of Directors at its next meeting.

                    ARTICLE III.    OFFICERS

  Section 1. Officers. The officers of this company shall be: a president, one or more vice presidents, a secretary, and a treasurer. All of said officers shall serve for a term of one year and until their successors are elected and qualified.

  Section 2. Election. The Board of Directors shall meet immediately after the annual meeting of stockholders and elect the officers by a majority vote. The president must be a director. All other offices may be held by anyone, irrespective of whether he is a member of the Board of Directors. Two or more of the offices may be held by one person, except that one person may not hold the office of president and secretary. The officers shall have the duties set forth hereinafter and such other duties as the Board of Directors may prescribe.

  Section 3. Duties of President. The president shall have general supervision of the company's affairs, and shall have authority to sign all certificates, contracts, deeds, and other instruments of the corporation.

  Section 4. Duties of Vice President. The Vice Presidents shall in the absence or incapacity of the president perform the duties of that office.

  Section 5. Duties of Secretary. The secretary shall have the custody of the company's seal and books of record, shall complete the minutes of all meetings of directors and stockholders, shall attend to the giving and serving of all notices of the company, and shall keep a stock ledger which shall be open for inspection, as required by law.

  Section 6. Duties of Treasurer. The treasurer shall have the care and custody of all the funds and securities of the company and shall deposit the same in the name of the company in such banks or bank as the directors may designate. He shall give such bond for the faithful performance of his duties as the Board of Directors may require.

  Section 7. Other Officers. The Board of Directors may select such other officers, employees, and agents with such duties as it may determine.

  ARTICLE IV.   CAPITAL STOCK

  Section 1. Subscriptions. Subscriptions to the capital stock must be paid to the treasurer at such time or times and in such installments as the Board of Directors may require.

  Section 2. Certificates of Stock. Certificates of stock shall be numbered and registered in the order they are issued, shall be signed by the president or vice president and by the secretary, and the seal of the corporation shall be bound in a book and shall be issued in consecutive order therefrom. There shall be entered on the certificate stub the name of the person owning the shares represented thereby, the number of shares, and the date thereof. All certificates exchanged or returned to the corporation shall be marked cancelled, with the date of cancellation, by the secretary, and shall immediately be pasted in the certificate book opposite the memorandum of their issue.

  Section 3. Transfer of Stock. Transfer of stock shall be made only upon the books of the corporation by the holder in person or by power of attorney duly executed and filed with the secretary of the corporation, upon the surrender of the certificate or certificates representing such stock.

                   ARTICLE V.    FISCAL YEAR

  The fiscal year of this corporation shall commence on the first day of July of each year.

                       ARTICLE VI.   SEAL

  The seal of the company shall be in the form of a circle and shall bear the name of the company and the state of its corporation.


               ARTICLE VII.   AMENDMENT OF BYLAWS

  These Bylaws may be amended at any regular or special meeting of the Board of Directors.


                ARTICLE VIII.   WAIVER OF NOTICE

  Whenever under the provisions of these Bylaws or of any of the corporate laws of Colorado, the stockholders, directors, or members of the executive committee are authorized to hold any meeting after notice or after the lapse of any prescribed period of time, such meeting may be held without notice and without such lapse of time by a written waiver of such notice signed by every person entitled to notice. The signature of any director affixed to the minutes of any meeting of the Board of Directors or the signature of any member of the executive committee affixed to the minutes of any meeting of the committee shall constitute waiver of notice of such meeting.

                    ARTICLE IV.   INDEMNITY

  The corporation shall indemnify any director or officer or former director or officer of the corporation, or any person who may have served at its request as a director or officer of another corporation in which it owns shares of capital stock or of which it is a creditor, and the personal representatives of all such persons, against expenses actually and necessarily incurred by him in connection with the defense of any action, suit or proceeding in which he is made a party by reason of being or having been such director or officer, except in relation to matters as to which he shall be judged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of duty; but such indemnification shall not be deemed exclusive of any other rights to which such director or officer may be entitled, under any bylaw hereafter adopted, or any agreement, vote of shareholders, or otherwise.

                           EXHIBIT V

                   AMENDED EXCHANGE AGREEMENT

This amended agreement is hereby entered into this 20th day of March, 1997 between Rocky Mountain Power Co. (Rocky), Prime Rate Investment Management Enterprises, Inc. (Prime) and Prime Rate Income & Dividend Enterprises, Inc. (Pride), a wholly-owned subsidiary of Prime.

Rocky hereby agrees to issue 655,582 shares of its $.05 par value common stock to 12 shareholders of PRIME in exchange for their approximate 93.65% ownership of Prime.

Pride, hereby agrees to return its 12,000 (post-split) shares of common stock and its 32,000 preferred shares of Rocky for cancellation subject to issuance of the 700,000 post split shares to Prime shareholders.

  The effective date of this business combination agreement to be March 31, 1997.


Agreed to this 20th day of March, 1997:


     Rocky Mountain Power Co.


   /S/ Michael L. Schumacher
    --------------------------------
By: Michael L. Schumacher, President


Prime Rate Investment Management Enterprises, Inc.


   /S/ George A. Powell
   ---------------------------------
By: George A. Powell, Vice-President


Prime Rate Income & Dividend Enterprises, Inc.


   /S/ George A. Powell
    --------------------------------
By: George A. Powell, Vice-President

                           EXHIBIT VI

                     CONSENT OF ACCOUNTANT


We hereby consent to the use of our report dated September 6, 1996, on the financial statements of Rocky Mountain Power Company for the two years ended June 30, 1996. Such report is being included in a Registration Statement to be filed by Rocky Mountain Power Company on Form 10-SB.


Miller and McCollom, CPA's


  /S/ Miller and McCollom CPA's
    ---------------------------
      Denver, Colorado
       June 2, 1997

                          EXHIBIT VII

                     CONSENT OF ACCOUNTANT


We hereby consent to the use of our report dated December 6, 1996, on the financial statements of Prime Rate Investment Management Enterprises, Inc. and Consolidated Subsidiaries for the two years ended October 31, 1996. Such report is being included in a Registration Statement to be filed by Rocky Mountain Power Company on Form 10-SB.


Miller and McCollom, CPA's


 /S/ Miller and McCollom CPA's
   ----------------------------
     Denver, Colorado
     June 2, 1997

                          Bank One, Colorado, N.A.      Tel 303 759 0111
                         Westminster Banking Center
                         7301 North Federal Boulevard
                         Westminster, CO 80030

BANK ONE
January 28, 1997

Mr. Michael Schumacher, President
Rocky Mountain Power Co.
12835 E. Arapahoe Road, T-II, #110
Englewood, CO 80112

Dear Mr. Schumacher:

We are pleased to inform you that Bank One, Colorado, N.A. (hereinafter referred to as "Bank") has approved the $400,000 Revolving Line of Credit for working capital and the Single Pay term loan in the amount of $600,000.

BORROWER: Rocky Mountain Power Co. (RMPC)\
          Prime Rate Investment Management Enterprises, Inc. (PRIME) and Subsidiaries

LOAN AMOUNT:   1) $400,000 Line of Credit
               1) $600,000 Single Pay Term Loan

MATURITY DATE: 1) January 31, 1998
               2) January 31, 1998

LOAN FEE:      1) 1% - $4,000
               2) $1500 will be due quarterly if any amount of the loan remains outstanding on the first day of each quarter.

INTEREST RATE: 1) Interest to be computed on the unpaid balance at the rate of Bank's prime rate plus 1.00% per annum, adjusted on the day of change.

               2) Interest to be computed on the unpaid balance at the Bank One Certificate of Deposit rate on the date of closing, plus 3%.

GUARANTOR:     Michael L. Schumacher

PAYMENT: 1) Interest due monthly with remaining principal and interest due at maturity.

               2) Interest payable quarterly with principal plus interest due at maturity.

COLLATERAL:    1) Assignment of Notes and Deed of Trust, Bank One CD will be pledged for first draw to collateralize the full amount of the note.

               2) 90 day Certificate of Deposit. Bank will allow substitution of other collateral for the balance of the loan, solely and subject to the approval and acceptance of the replacement collateral.

               3) Life Insurance assigned to Bank One for Michael Schumacher in the amount of $250,000.

SPECIFIC LENDING CONDITIONS: Bank's obligation to make the loan contemplated herein and to advance any funds thereunder from time to time shall be conditioned upon the following:

1) The execution, receipt, and our acceptance of all necessary loan documentation.
2) The commitment letter is signed and returned to the Bank within 30 days of the date of this letter.
3) A loan agreement to include the following terms and conditions:

Financial Reporting:

A) Borrowers agree to provide the Bank with CPA Audited Financial Statements annually within 120 days of each fiscal year end.

B) Borrowers agree to provide the Bank with quarterly financial statements and accounts receivable agings within 45 days of each quarter end.

C) Borrowers agree to provide bank with mortgage status report for notes pledged, quarterly within 45 days of each quarter end. Report is to include balance of note, date last payment was made, notation if pas due and the number of days past due.

D) Guarantor agrees to provide the Bank with a Personal Financial Statement annually along with a copy annually of Personal Federal Income Tax Returns upon their filing with the Internal Revenue Service.

Financial Statement Ratios:

A) Borrower agrees to maintain a debt to tangible net worth ratio not to exceed 1.00:1.
B) Borrower agrees to maintain debt service coverage ratio greater than 1.25:1.
C) Borrower agrees to maintain a current ratio greater than 1.00:1.

Other:

1) Advances will be limited to 50% of the principal balance of the mortgages less than 45 days past due and any note greater than 45 days past due will be eliminated from the borrowing base.

2) The Bank will advance only on foreclosure certificates that represent a first lien position.

3) The Bank will advance 100% of the purchase amount of a foreclosure certificate, but the amount of the certificate must be less than or equal to 75% of the properties' value.

4) Only certificates on single family residences will be accepted for advances. No certificates on condominiums or town homes will be accepted.

5) A separate note will be drawn for each advance. Any note collateralized by a foreclosure certificate not redeemed in 75 days will be given a five day grace period for each junior lien on a property to a maximum of 90 days. If not paid within that time, the note will be extended for 180 days with interest due monthly and any remaining principal and interest due at the 180 day maturity. The line will be reduced by an equal amount until the note is paid.

6) Borrower may redeem certificates of deposit pledged as collateral for purposes of paying down the loans.

7) Full disclosure of the Bank One transactions must be given to all shareholders of PRIDE, RMPC, and NASDAQ. A letter to Bank One by Borrower and subsidiaries, acknowledging the requirement has been satisfied is to follow within 90 days of the closing of the loans.

CANCELLATION OF COMMITMENT: This loan commitment may be cancelled at the Bank's option under any of the following circumstances:

1.  The loan does not close within 30 days of the date of this letter, or
2. The Borrower fails to comply with any of the terms and conditions of this loan commitment, or
3. There is a material adverse change in the financial condition of the Borrower or the Borrower files a petition for Bankruptcy or has one filed against him, or
4. There is a material change in the management or ownership of the Borrower.

ACKNOWLEDGMENT: Please acknowledge your acceptance of this commitment by executing the enclosed copy of this letter and returning it to us.

We hope that you will find the above loan proposal adequate for your needs and that you will look to Bank One, Colorado, N.A. for all your banking services.

Sincerely,


 /S/ Cynthia A. Weller
 ---------------------
     Cynthia A. Weller
Assistant Vice-President
Business Banking Group'


ACCEPTED:

Rocky Mountain Power Co.

 /S/ Michael L. Schumacher                               Date:    1/30/97
    ---------------------------------                   ------------------
by: Michael L. Schumacher, President


Guarantor:   /S/ Michael L. Schumacher                   Date:    1/30/97
            --------------------------                  ------------------
                 Michael L. Schumacher

Prime Rate Investment Management Enterprises, Inc.


By:   /S/ Michael L. Schumacher                          Date:    1/30/97
         ----------------------                         ------------------
          Michael L. Schumacher

                           SIGNATURES


In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                       ROCKY MOUNTAIN POWER COMPANY
(Date)                             June 2, 1997
BY(Signature)                      /S/ Michael L. Schumacher
(Name and Title)                   Michael L. Schumacher
                                   President, CFO and Director

(Date)                             June 2, 1997
BY(Signature)                      /S/ George A. Powell
(Name and Title)                   George A. Powell
                                   Vice President and Director

(Date)                             June 2, 1997
BY(Signature)                      /S/ Robert S. Benham
(Name and Title)                   Robert S. Benham
                                   Director

(Date)                             June 2, 1997
BY(Signature)                      /S/ Robert F. Moreland
(Name and Title)                   Robert F. Moreland
                                   Director

(Date)                             June 2, 1997
BY(Signature)                      /S/ Norman L. Horsfield
(Name and Title)                   Norman L. Horsfield
                                   Director